UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 7, 2012

THOMPSON CREEK METALS COMPANY INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-33783	98-0583591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

26 West Dry Creek Circle
Suite 810
Littleton, Colorado 80120

(Address of Principal Executive Offices)

(303) 761-8801

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01   Regulation FD Disclosure.

On May 7, 2012 Thompson Creek Metals Company Inc. (the “Company”) held a conference call for analysts and investors to discuss its first quarter 2012 financial results.  Furnished hereto as Exhibit 99.1 to this Current Report is a copy of the investor presentation.

The information in this Current Report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Investor Presentation dated May 7, 2012

Forward-looking Statements

This report contains ‘‘forward-looking information’’ within the meaning of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation.  Forward-looking statements include statements with respect to: future financial or operating performance of the Company or its subsidiaries and it projects; future inventory, production, cash costs, capital expenditures and exploration expenditures; funding sources for the Endako Mine expansion and Mt. Milligan development costs; 2011 operating goals; and 2011 molybdenum prices.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Such factors include, among others, risks related to general business, economic, competitive, political and social uncertainties including global economic conditions; volatility in molybdenum prices; labor cost and materials cost fluctuations; foreign currency fluctuations; energy price fluctuations; project delays; title disputes or claims; limitations of insurance coverage; changes in governmental regulation of mining operations; risks related to the volatility of the Company’s share price; changes in environmental regulation; the actual results of current exploration activities; actual results of reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; possible variations of ore grade or recovery rates; and failure of plant, equipment or processes to operate as anticipated.  Additional factors that could cause Company’s results to differ from those described in the forward-looking information can be found in the section entitled ‘‘Risk Factors’’ in the Company’s Annual Report on Form 10-K and in Section 1A of Form 10-Q, and subsequent documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.  Forward-looking statements contained herein are made as of the date of this report and the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or results or otherwise, except as required by law.  There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements.  Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMPSON CREEK METALS COMPANY INC.

	By:	/s/ Wendy Cassity
Date: May 7, 2012	Name:	Wendy Cassity
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation dated May 7, 2012